STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 14, 2002

(as supplemented March 7, 2002)

Trust: PBHG FUNDS

Funds:

PBHG GROWTH FUND

PBHG EMERGING GROWTH FUND

PBHG NEW OPPORTUNITIES FUND

PBHG LARGE CAP GROWTH FUND

PBHG SELECT EQUITY FUND

PBHG CORE GROWTH FUND

PBHG LIMITED FUND

PBHG LARGE CAP 20 FUND

PBHG LARGE CAP VALUE FUND

PBHG MID-CAP VALUE FUND

PBHG SMALL CAP VALUE FUND

PBHG FOCUSED VALUE FUND

PBHG CASH RESERVES FUND

PBHG TECHNOLOGY & COMMUNICATIONS FUND

PBHG STRATEGIC SMALL COMPANY FUND

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

PBHG CLIPPER FOCUS FUND

PBHG DISCIPLINED EQUITY FUND

PBHG IRA CAPITAL PRESERVATION FUND

PBHG SPECIAL EQUITY FUND (formerly PBHG NEW PERSPECTIVE FUND)

PBHG REIT FUND

Investment Adviser: PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Funds named above. It should be read in conjunction with the current Prospectuses for the Funds. The Prospectuses may be obtained without charge by calling 1-800-433-0051.

The Annual Report, except for pages 1 through 6, is incorporated herein by reference for each Fund other than PBHG Clipper Focus Fund, PBHG Special Equity Fund and PBHG REIT Fund, and made a part of this document. The audited financial statements for PBHG Clipper Focus Fund, PBHG Disciplined Equity Fund, PBHG IRA Capital Preservation Fund, PBHG Special Equity Fund and PBHG REIT Fund for its latest fiscal year and the report of the independent accountants for that year are incorporated herein by reference from each Fund's Annual Report. The Semi-Annual Report for each Fund, other than PBHG Clipper Focus Fund, PBHG Disciplined Equity Fund, PBHG IRA Capital Preservation Fund, PBHG Special Equity Fund and PBHG REIT Fund is incorporated herein by reference and made a part of this document. The unaudited financial statements for PBHG Clipper Focus Fund, PBHG Disciplined Equity Fund and PBHG REIT Fund for its latest semi-annual period are incorporated herein by reference from the Fund's Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-433-0051.

Table of Contents
THE TRUST	2
DESCRIPTION OF PERMITTED INVESTMENTS	4
INVESTMENT LIMITATIONS	29
TRUSTEES AND OFFICERS OF THE TRUST	34
5% AND 25% SHAREHOLDERS	37
THE ADVISER	44
THE SUB-ADVISERS	48
THE DISTRIBUTOR	57
THE ADMINISTRATOR AND SUB-ADMINISTRATOR	59
OTHER SERVICE PROVIDERS	61
PORTFOLIO TRANSACTIONS	61
DESCRIPTION OF SHARES	64
PURCHASES AND REDEMPTIONS OF SHARES	65
DETERMINATION OF NET ASSET VALUE	73
TAXES	75
PERFORMANCE ADVERTISING	80
COMPUTATION OF YIELD	80
CALCULATION OF TOTAL RETURN	81
FINANCIAL STATEMENTS	85
CREDIT RATINGS	87

THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.

Effective with the close of business on December 14, 2001, PBHG Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, PBHG Special Equity Fund acquired the assets of NWQ Special Equity Portfolio of UAM Funds, Inc., and PBHG REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, PBHG Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and PBHG IRA Capital Preservation Fund acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio.

This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through two separate classes, i.e., PBHG Class and Advisor Class (formerly the Trust Class) shares, which provide for differences in distribution costs, voting rights and dividends. Except for these differences, each PBHG Class share and each Advisor Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to both classes of shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.

SUB-ADVISER	FUNDS

Pilgrim Baxter Value Investors, Inc. ("Value Investors")	Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds
Wellington Management Company, LLP ("Wellington Management")	Cash Reserves Fund
Pacific Financial Research, Inc. ("PFR")	Clipper Focus Fund
Analytic Investors, Inc. ("Analytic")	Disciplined Equity Fund
Dwight Asset Management Company ("Dwight")	IRA Capital Preservation Fund
NWQ Investment Management Company ("NWQ")	Special Equity Fund
Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC ("Heitman")	REIT Fund

DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
  Factors affecting an entire industry, such as increases in production costs; and
  Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. A Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intend to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs"). Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.

FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Advisers may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

  Has total assets of at least $1 billion, or the equivalent in other currencies; and

  Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

  Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap Value, Mid-Cap Value, Large Cap Value, Disciplined Equity, Special Equity, IRA Capital Preservation and REIT Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  The borrower must provide collateral at least equal to the market value of the securities loaned;
  The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;
  The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);
  The Fund must be able to terminate the loan at any time;
  The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and
  The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
  Experience delays in recovering its securities.

The Funds currently do not intend to engage in securities lending.

SHORT SALES

Description of Short Sales. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

A Fund typically sells securities short to:

  Take advantage of an anticipated decline in prices.
  Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales. A Fund will not short sell a security if:

  After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;
  The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and
  Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Credit Rating

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves and IRA Capital Preservation Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Limited Fund, New Opportunities Fund, Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Value Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Core Growth Fund, Select Equity Fund, Focused Value Fund, Technology & Communications Fund, Global Technology & Communications Fund, Disciplined Equity Fund, Special Equity Fund and REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund (except the Cash Reserves and IRA Capital Preservation Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The Global Technology & Communications Fund's investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Global Technology & Communications Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund (except the Cash Reserves and IRA Capital Preservation Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund and Global Technology & Communications Fund are non-diversified, which means they will invest a higher percentage of their assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on each Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund and Global Technology & Communications Fund are concentrated, which means they will invest 25% or more of their total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund and Global Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund and Global Technology & Communications Fund invest may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO")

A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

WRAPPER AGREEMENTS

Wrapper agreements are used in order to stabilize the NAV of the IRA Capital Preservation Fund. Each wrapper agreement obligates the wrapper provider to maintain the "book value" of a portion of the Fund's assets (covered assets) up to a specified maximum dollar amount, upon the occurrence of certain specified events. Generally, the book value of the covered assets is their purchase price plus interest on the covered assets accreted at a rate specified in the wrapper agreement (crediting rate) less an adjustment to reflect any defaulted securities. The crediting rate used in computing book value is calculated by a formula specified in the wrapper agreement and is adjusted periodically. In the case of wrapper agreements purchased by the Fund, the crediting rate is the actual interest earned on the covered assets, plus or minus an adjustment for an amount receivable from or payable to the wrapper provider based on fluctuations in the market value of the covered assets. As a result, while the crediting rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the covered assets. The crediting rate may also be impacted by defaulted securities and by increases and decreases of the amount of covered assets as a result of contributions and withdrawals tied to the purchase and redemption of shares. In no event will the crediting rate fall below zero percent under the wrapper agreements entered into by the Fund.

Wrapper providers are banks, insurance companies and other financial institutions. The cost of wrapper agreements is typically 0.10% to 0.25% per dollar of covered assets per annum.

Generally, under the terms of a wrapper agreement, if the market value (plus accrued interest on the underlying securities) of the covered assets is less than their book value at the time the covered assets are liquidated in order to provide proceeds for withdrawals of Fund interests resulting from redemptions of shares by Individual Retirement Account owners, the wrapper provider becomes obligated to pay to the Fund the difference. Conversely, the Fund becomes obligated to make a payment to the wrapper provider if it is necessary for the Fund to liquidate covered assets at a price above their book value in order to make withdrawal payments. (Withdrawals generally will arise when the Fund must pay shareholders who redeem shares.) Because it is anticipated that each wrapper agreement will cover all covered assets up to a specified dollar amount, if more than one wrapper provider becomes obligated to pay to the Fund the difference between book value and market value (plus accrued interest on the underlying securities), each wrapper provider will be obligated to pay an amount as designated by their contract according to the withdrawal hierarchy specified by the Adviser or sub-adviser in the wrapper agreement. Thus, the Fund will not have the option of choosing which wrapper agreement to draw upon in any such payment situation.

The terms of the wrapper agreements vary concerning when these payments must actually be made between the Fund and the wrapper provider. In some cases, payments may be due upon disposition of covered assets; other wrapper agreements provide for settlement of payments only upon termination of the wrapper agreement or total liquidation of the covered assets.

The Fund expects that the use of wrapper agreements will under most circumstances permit it to maintain a constant NAV and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the covered assets held by the Fund less the expenses of the Fund. However, there can be no guarantee that the Fund will maintain a constant NAV or that any shareholder will realize the same investment return as might be realized by investing directly in the Fund assets other than the wrapper agreements. For example, a default by the issuer of a portfolio security or a wrapper provider on its obligations might result in a decrease in the value of the Fund assets and, consequently, the shares. The wrapper agreements generally do not protect the Fund from loss if an issuer of portfolio securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the portfolio securities. Furthermore, there can be no assurance that the Fund will be able at all times to obtain wrapper agreements. Although it is the current intention of the Fund to obtain such agreements covering all of its assets (with the exceptions noted), the Fund may elect not to cover some or all of its assets with wrapper agreements should wrapper agreements become unavailable or should other conditions such as cost, in the Adviser's or sub-adviser's sole discretion, render their purchase inadvisable.

If, in the event of a default of a wrapper provider, the Fund were unable to obtain a replacement wrapper agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the wrapper agreement was below book value. The combination of the default of a wrapper provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of maintaining a stable NAV. If the Board determines that a wrapper provider is unable to make payments when due, the Board may assign a fair value to the wrapper agreement that is less than the difference between the book value and the market value (plus accrued interest on the underlying securities) of the applicable covered assets and the Fund might be unable to maintain NAV stability.

Some wrapper agreements require that the Fund maintain a specified percentage of its total assets in short-term investments (liquidity reserve). These short-term investments must be used for the payment of withdrawals from the Fund and Fund expenses. To the extent the liquidity reserve falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to the replenishment of the liquidity reserve. The obligation to maintain a liquidity reserve may result in a lower return for the Fund than if these assets were invested in longer-term debt securities.

Wrapper agreements may also require that the covered assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Fund will purchase wrapper agreements whose criteria in this regard are consistent with the Fund's investment objective and policies.

Wrapper agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Fund's ability to hold such downgraded securities.

Wrapper agreements are structured with a number of different features. Wrapper agreements purchased by the Fund are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the wrapper agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Fund enters into particular types of wrapper agreements depending upon their respective cost to the Fund and the wrapper provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Fund will enter into participating wrapper agreements of open-end maturity.

Types of Wrapper Agreements

Non-Participating Wrapper Agreement. Under a non-participating wrapper agreement, the wrapper provider becomes obligated to make a payment to the Fund whenever the Fund sells covered assets at a price below book value to meet withdrawals of a type covered by the wrapper agreement (a "Benefit Event"). Conversely, the Fund becomes obligated to make a payment to the wrapper provider whenever the Fund sells covered assets at a price above their book value in response to a Benefit Event. In neither case is the crediting rate adjusted at the time of the Benefit Event. Accordingly, under this type of wrapper agreement, while the Fund is protected against decreases in the market value of the covered assets below book value, it does not realize increases in the market value of the covered assets above book value; those increases are realized by the wrapper providers.

Participating Wrapper Agreement. Under a participating wrapper agreement, the obligation of the wrapper provider or the Fund to make payments to each other typically does not arise until all of the covered assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the crediting rate.

Hybrid Wrapper Agreement. Under a hybrid wrapper agreement, the obligation of the wrapper provider or the Fund to make payments does not arise until withdrawals exceed a specified percentage of the covered assets, after which time payment covering the difference between market value and book value will occur. For example, a 50/50 hybrid wrap on $100 million of securities would provide for a participating wrapper be in place for the first $50 million of withdrawals which might lead to adjustments in the crediting rate, with a non-participating wrapper in place for the next $50 million of withdrawals, with those withdrawals not creating any adjustment to the crediting rate.

Fixed-Maturity Wrapper Agreement. A fixed-maturity wrapper agreement terminates at a specified date, at which time settlement of any difference between book value and market value of the covered assets occurs. A fixed-maturity wrapper agreement tends to ensure that the covered assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the covered assets to the remaining life of the wrapper agreement.

Evergreen Wrapper Agreement. An evergreen wrapper agreement has no fixed maturity date on which payment must be made, and the rate of return on the covered assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity wrapper agreement, the rate of return on assets covered by an evergreen wrapper agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An Evergreen wrapper agreement may be converted into a fixed-maturity wrapper agreement that will mature in the number of years equal to the duration of the covered assets.

Additional Risks of Wrapper Agreements

In the event of the default of a wrapper provider, the Fund could potentially lose the book value protections provided by the wrapper agreements with that wrapper provider. However, the impact of such a default on the Fund as a whole may be minimal or non-existent if the market value of the covered assets thereunder is greater than their book value at the time of the default, because the wrapper provider would have no obligation to make payments to the Fund under those circumstances. In addition, the Fund may be able to obtain another wrapper agreement from another wrapper provider to provide book value protections with respect to those covered assets. The cost of the replacement wrapper agreement might be higher than the initial wrapper agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those covered assets is less than their book value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting wrapper provider. If the Fund were unable to obtain a replacement wrapper agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the wrapper agreement is below book value. The combination of the default of a wrapper provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of seeking to maintain a stable NAV.

With respect to payments made under the wrapper agreements between the Fund and the wrapper provider, some wrapper agreements, as noted in the Fund's prospectus, provide that payments may be due upon disposition of the covered assets, while others provide for payment only upon the total liquidation of the covered assets or upon termination of the wrapper agreement. In none of these cases, however, would the terms of the wrapper agreements specify which Fund securities are to be disposed of or liquidated. Moreover, because it is anticipated that each wrapper agreement will cover all covered assets up to a specified dollar amount, if more than one wrapper provider becomes obligated to pay to the Fund the difference between book value and market value (plus accrued interest on the underlying securities), each wrapper provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Fund will not have the option of choosing which wrapper agreement to draw upon in any such payment situation. Under the terms of most wrapper agreements, the wrapper provider will have the right to terminate the wrapper agreement in the event that material changes are made to the Fund's investment objectives or limitations or to the nature of the Fund's operations. In such event, the Fund may be obligated to pay the wrapper provider termination fees. The Fund will have the right to terminate a wrapper agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a wrapper agreement or conversion of an Evergreen Wrapper Agreement to a fixed maturity, some wrapper agreements may require that the duration of some portion of the Fund's securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Fund.

INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

1. Each Fund, other than PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund and PBHG Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

This limitation does not apply to PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund or PBHG REIT Fund.

Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund and the PBHG Global Technology & Communications Fund have an investment policy to concentrate their investments in the group of industries within the technology and communications sectors, and because PBHG REIT Fund has an investment policy to concentrate in the real estate sector, this restriction does not apply to these Funds.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Advised Fund." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor.

1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund and PBHG Clipper Focus Fund.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Pilgrim Baxter Advised Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund, PBHG Global Technology and Communications Fund, or PBHG REIT Fund.

5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

6. A Fund may not invest more than 15% of its total assets in restricted securities.

7. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Pilgrim Baxter Advised Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

Please refer to Non-Fundamental Investment Restriction number 5 for further information regarding lending money to a Pilgrim Baxter Advised Fund.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Each of the Emerging Growth, Strategic Small Company, Small Cap Value, Mid-Cap Value, Large Cap Growth, Large Cap 20, Large Cap Value, Technology & Communications, Global Technology & Communications, Disciplined Equity and REIT Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for the fiscal year or period ended March 31, 2001 for each of the Funds is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Maryland. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser.

Name, Address, and Age	Position Held with the Fund	Principal Occupation(s) During Past 5 Years
John R. Bartholdson 1255 Drummers Lane, Suite 200 Wayne, PA 19087 (57)	Trustee	Chief Financial Officer and Director, the Triumph Group, Inc. (manufacturing) since 1992.
Harold J. Baxter* 1400 Liberty Ridge Drive Wayne, PA 19087-5593 (55)	Chairman of the Board and Trustee

Chairman, Chief Executive Officer and Director, the Adviser since 1982. Trustee, the Administrator since May 1996. Chairman, Chief Executive Officer and Director, Value Investors, since June 1996. Trustee, PBHG Fund Distributors since January 1998. Director, UAM since 1996.

Jettie M. Edwards 76 Seaview Drive, Santa Barbara, California 93108 (55)	Trustee

Consultant, Syrus Associates (business and marketing consulting firm) since 1986. Trustee, Provident Investment Counsel Trust (investment company) since 1992. Trustee, EQ Advisors Trust (investment company) since 1997.

Albert A. Miller 7 Jennifer Drive Holmdel, New Jersey 07733 (67)	Trustee

Senior Vice President, Cherry & Webb, CWT Specialty Stores since 1995-2000, Advisor and Secretary, the Underwoman Shoppes Inc. (retail clothing stores) since 1980. Merchandising Group Vice President, R.H. Macy & Co. (retail department stores), 1958-1995. Retired.

Gary L. Pilgrim 1400 Liberty Ridge Drive Wayne, PA 19087 (60)	President	President and Director, the Adviser since 1982. Trustee, the Administrator since May 1996. President and Director, Value Investors since June 1996.
Lee T. Cummings 1400 Liberty Ridge Drive Wayne, PA 19087-5593 (38)	Treasurer, Chief Financial Officer, Controller

Vice President, the Adviser since 2001 and Director of Mutual Fund Operations, the Adviser 1996-2001. President, the Administrator since 1999 and Treasurer, the Administrator May 1996-1999. President, the Distributor since December 1998. Investment Accounting Officer, Delaware Group of Funds (investment companies), 1994-1996. Vice President, Fund/Plan Services, Inc. (mutual fund administration), 1992-1994.

Name , Address, and Age	Position Held with the Fund	Principal Occupation(s) During Past 5 Years
John M. Zerr 1400 Liberty Ridge Drive Wayne, PA 19087-5593 (39)	Vice President and Secretary

Senior Vice President, the Advisor since 2001 and General Counsel and Secretary, the Adviser since November 1996. General Counsel and Secretary, Value Investors since November 1996. General Counsel and Secretary, the Administrator since January 1998. General Counsel and Secretary, PBHG Fund Distributors since January 1998. Vice President and Assistant Secretary, Delaware Management Company, Inc. (investment adviser) and the Delaware Investments Funds (investment companies), 1995-1996. Associate, Ballard Spahr Andrews & Ingersoll (law firm), 1987-1995.

Meghan M. Mahon 1400 Liberty Ridge Drive Wayne, PA 19087 (33)	Vice President and Assistant Secretary

Vice President and Assistant Secretary, the Adviser since 2001 and Counsel, the Adviser since April 1998. Counsel and Assistant Secretary, Value Investors since January 2000. Counsel and Assistant Secretary, the Administrator since January 2000. Vice President, Assistant Secretary and Counsel, Delaware Management Company, Inc. (investment adviser) and the Delaware Investments Funds (investment companies), 1997-1998. Associate, Drinker Biddle & Reath, LLP (law firm) 1994-1997. Associate, McAleese, McGoldrick & Susanin (law firm) 1993-1994.

Stephen F. Panner 1400 Liberty Ridge Drive Wayne, PA 19087-5593 (30)	Assistant Treasurer

Fund Administration Manager, the Adviser since 2000. Fund Accounting Manager, SEI Investments Mutual Fund Services, 1997-2000, Fund Accounting Supervisor, SEI Investments Mutual Fund Services, 1995-1997. Fund Accountant, SEI Investments Mutual Fund Services, 1993-1995.

James R. Foggo One Freedom Valley Road Oaks, PA 19456 (37)	Vice President and Assistant Secretary

Vice President and Assistant Secretary of the Sub-Administrator and SEI Investments Distribution Co. since 1998. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995.

Timothy D. Barto One Freedom Valley Road Oaks, PA 19456 (33)	Vice President and Assistant Secretary

Vice President and Assistant Secretary of SEI Investments Co. and Vice President and Assistant Secretary of SEI Investments Mutual Fund Services and SEI Investments Distribution Co. since November 1999. Associate, Dechert Price & Rhoads (law firm) 1997-1999. Associate, Richter, Miller & Finn (law firm) 1994 to 1997.

Each current Trustee of the Trust received the following compensation during the fiscal year ended March 31, 2001:

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees**
John R. Bartholdson, Trustee	$47,500.00	N/A	N/A	$77,000.00 for services on two boards
Harold J. Baxter, Trustee*	N/A	N/A	N/A	N/A
Jettie M. Edwards, Trustee	$47,500.00	N/A	N/A	$77,000.00 for services on two boards
Albert A. Miller, Trustee	$47,500.00	N/A	N/A	$77,000.00 for services on two boards

* Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Trust.

** Compensation expenses are allocated pro rata based on the relative net assets of the Funds included in the Trust Complex.

5% AND 25% SHAREHOLDERS

As of January 4, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

PBHG EMERGING GROWTH FUND - PBHG CLASS
Fidelity Investments Institutional Operations Co Operations Co. As Agent For Certain Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1999	14.85%
Putnam Fiduciary Trust Company FBO TRW Employee Stock Ownership & Savings Plan Attn: DC Plan Admin Team 1 Investors Way MSC C4D Norwood, MA 02062-1599	12.75%
NY State Deferred Compensation Plan Attn: Gladstone Stephenson 4 New York Plaza Fl 2 New York, NY 10004-2413	12.21%
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	10.21%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	6.47%
PBHG CASH RESERVES FUND - PBHG CLASS
Investec Ernst & Company 088-21923-21 One Battery Park Plaza New York, NY 10004-1405	5.33%
Investec Ernst & Company 088-23182-15 One Battery Park Plaza New York, NY 10004-1405	5.33%
PBHG GROWTH FUND - PBHG CLASS
Fidelity Investments Institutional Operations Co As agent for certain employer benefit plans 100 Magellan Way Covington, KY 41015-1999	18.36%
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	11.52%
Connecticut General Life Insurance 401K Plan M-110 Attn: Hector Flores 280 Trumball St # H19B Hartford, CT 06103-3509	7.19%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	6.24%
PBHG GROWTH FUND - ADVISOR CLASS
The Travelers Insurance Company Attention: Roger Ferland 1 Tower Square Hartford, CT 06183-0002	99.59%
PBHG LARGE CAP GROWTH FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	34.83%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	11.83%
Salomon Smith Barney Exclusive Benefit of our customers NAV Program 333 W 34th St New York, NY 10001-2483	8.28%
PBHG LARGE CAP GROWTH FUND - ADVISOR CLASS
Pilgrim Baxter & Associates Ltd. Attn Terri Simonetti 1400 Liberty Ridge Dr Wayne, PA 19087	67.82%
PFPC Brokerage Services FBO American Skandia 211 S Gulph Rd King of Prussia, PA 19406-3101	32.18%
PBHG SELECT EQUITY FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	26.65%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	20.18%
PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	21.59%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	20.65%
PBHG TECHNOLOGY & COMMUNICATIONS FUND-ADVISOR CLASS
Transamerica Life Insurance & Annuity Company P.O. Box 30368 Los Angeles, CA 90030-0368	98.36%
PBHG CORE GROWTH FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	15.47%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	11.57%
PBHG LIMITED FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	9.07%
PBHG LARGE CAP 20 FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	28.02%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	14.79%
PBHG LARGE CAP 20 FUND - ADVISOR CLASS
Pilgrim Baxter & Associates Ltd. Attn Terri Simonetti 1400 Liberty Ridge Dr Wayne, PA 19087	100.00%
PBHG STRATEGIC SMALL COMPANY FUND - PBHG FUND
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	15.55%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	11.71%
IMS & CO For the exclusive benefit of customers P.O. Box 3865 Englewood, CO 80155-3865	10.80%
PBHG LARGE CAP VALUE FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	48.02%
National Financial Services Corp For the exclusive benefit of our customers 815 E. Birch Street Brea, CA 92821-5765	16.68%
PBHG LARGE CAP VALUE FUND - ADVISOR CLASS
Pilgrim Baxter & Associates Ltd. Attn Terri Simonetti 1400 Liberty Ridge Dr Wayne, PA 19087	50.92%
PFPC Brokerage Services FBO American Skandia 211 S Gulph Road King of Prussia, PA 19406-3101	42.54%
Balsa & Co. Cash C/O Chase Manhattan Bank Mutual Funds Unit 16-HCB-040 PO Box 2558 Houston, TX 77252-2558	6.55%
PBHG MID-CAP VALUE FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	34.43%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	16.81%
Donaldson Lufkin & Jenrette Transfer Department 5th Floor PO Box 2052 Jersey City, NJ 07303-2052	5.62%
IMS & Co For the exclusive benefit of customers PO Box 3865 Englewood, CA 80155-3865	5.50%
PBHG MID-CAP VALUE FUND - ADVISOR CLASS
Pilgrim Baxter & Associates Ltd. Attn Terri Simonetti 1400 Liberty Ridge Dr Wayne, PA 19087	99.88%
PBHG SMALL CAP VALUE FUND - PBHG CLASS
Northern Trust Co FBO Arthur Anderson LLP US Profit Sharing and 401 (k) Trust PO Box 92956 Chicago, IL 60675-2956	28.88%
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	20.81%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	13.01%
IMS & Co For the exclusive benefit of customers PO Box 3865 Englewood, CO 80155-3865	6.10%
SMALL CAP VALUE FUND - ADVISOR CLASS
Wachovia Securities Inc FBO 317-81954-12 PO Box 1220 Charlotte, NC 28201-1220	70.76%
Pilgrim Baxter & Associates Ltd. Attn Terri Simonetti 1400 Liberty Ridge Dr Wayne, PA 19087	27.57%
PBHG FOCUSED VALUE FUND - PBHG CLASS
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	20.54%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	20.30%
FTC & Company Attention Datalynx - House Account PO Box 173736 Denver, Co 80217-3736	5.06%
PBHG NEW OPPORTUNITIES FUND - PBHG CLASS
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	8.53%
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	5.78%
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	12.06%
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	10.69%
PBHG Clipper Focus Fund - PBHG Class
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	57.22%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	17.16%
PBHG REIT Fund -Advisor Class
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	44.07%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	9.94%
PBHG REIT Fund -PBHG Class
United Nations Joint Staff Pension Plan C/O Henry L Ouma Chief Investment Management Service United Nations Room S-0702 New York, NY 10017	45.00%
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	12.07%
National Financial Services Corp For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	9.59%
PBHG Special Equity Fund - PBHG Class
Charles Schwab & Co. Inc. Reinvest Account Attention Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	66.18%
Ironworkers District Council of TN Valley Annuity Plan 8615 Hixson Pike Hixson TN 37343-1561	10.31%
Carpenters Local 700 Defined Benefit Retirement Fund G David Weaver, James N. Niver, James Dineen & Keith E. Shroyer Trustees DTD 5/1/92 21 Main Street Addison NY 14801-1209	6.17%
Linn Family Partnership 121 N. Post Oak Lane Houston TX 77024-7712	84.97%

The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of each portfolio at January 4, 2002 except that the Trustees and Officers collectively owned 2.76% of the PBHG Cash Reserves Fund, 2.34% of the PBHG Focused Value Fund, 3.41% of the PBHG Core Growth Fund, 4.70% of the PBHG Limited Fund, and 2.31% of the PBHG New Opportunities Fund.

As of January 4, 2002 PBHG Disciplined Equity Fund and PBHG IRA Capital Preservation Fund had no shareholders. The table below shows the 5% holders on that date for its respective predecessor fund.

PBHG Disciplined Equity Fund - PBHG Class
Charles Schwab & Co. Inc. Special Custody Account For Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4122	36.09%
UMB Bank NA Cust. FBO IBC Retirement Income Plan 928 Grand Blvd. Kansas City, MO 64106	20.26%
National Financial Services Corp. For the exclusive benefit of our customers PO Box 3908 Church Street Station New York, NY 10008-3908	8.16%
Wells Fargo Bank NA FBO Community Hospital PO Box 1533 Minneapolis, MN 55480-1533	7.06%

THE ADVISER

The Trust and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom.

PBHG Fund Services, the Trust's Administrator, is a wholly owned subsidiary of the Adviser (see "The Administrator" for more detail on PBHG Fund Services). PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. PBHG Fund Distributors, the Trust's Distributor, is also a wholly owned subsidiary of the Adviser (see "The Distributor" for more detail on PBHG Fund Distributors). PBHG Fund Distributors also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect to $12.6 billion in assets as of November 30, 2001. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust (See the Prospectuses for a description of expenses borne by the Trust). From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the PBHG Class and Adviser Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Service Plan, if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

Fund	Management Fee	Expense Limitation
GROWTH FUND	0.85%	1.50%[1]
EMERGING GROWTH FUND	0.85%	N/A
NEW OPPORTUNITIES FUND	1.00%	1.50%[1]
LARGE CAP GROWTH FUND	0.75%	N/A
SELECT EQUITY FUND	0.85%	N/A
CORE GROWTH FUND	0.85%	1.50%[1]
LIMITED FUND	1.00%	1.50%[1]
LARGE CAP 20 FUND	0.85%	1.50%[1]
LARGE CAP VALUE FUND	0.65%	1.50%[1]
MID-CAP VALUE FUND	0.85%	1.50%[1]
SMALL CAP VALUE FUND	1.00%	1.50%[1]
FOCUSED VALUE FUND	0.85%	1.50%[1]
CASH RESERVES FUND	0.30%	N/A
TECHNOLOGY & COMMUNICATIONS FUND	0.85%	N/A
STRATEGIC SMALL COMPANY FUND	1.00%	1.50%[1]
GLOBAL TECHNOLOGY & COMMUNICATIONS FUND	1.50%	2.15%[1]
CLIPPER FOCUS FUND	1.00%	1.40%[2]
DISCIPLINED EQUITY FUND	0.70%[3]	0.99%[2]
IRA CAPITAL PRESERVATION FUND	0.60%[3]	1.00%[2]
SPECIAL EQUITY FUND	1.00%[3]	1.25%[2]
REIT FUND	0.85%[3]	1.36%[2]

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

1Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement for these Funds until September 25, 2002. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed 1.50% (or 2.15% for the Global Technology & Communications Fund). Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than 1.50% (or 2.15% for the Global Technology & Communications Fund); and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis.

2 Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Clipper Focus Fund, Disciplined Equity Fund, IRA Capital Preservation Fund, Special Equity Fund and the REIT Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of 12b-1 fees, if any, and certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.40%, 0.99%, 1.00%, 1.25% and 1.36%, respectively, until September 25, 2002 and not more than 1.50% (1.25% for IRA Capital Preservation Fund) thereafter. In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of 12b-1 fees, if any, and certain other expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50% (1.25% for IRA Capital Preservation Fund), the Funds' Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.

3Pilgrim Baxter is entitled to receive a management fee of 1.00% under its investment advisory agreement with the Special Equity Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.85% from the Special Equity Fund until September 25, 2002. Pilgrim Baxter is entitled to receive a management fee of 0.70% under its investment advisory agreement with the Disciplined Equity Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.60% from the Disciplined Equity Fund until September 25, 2002. Pilgrim Baxter is entitled to receive a management fee of 0.60% under its investment advisory agreement with the IRA Capital Preservation Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.50% from the IRA Capital Preservation Fund until September 25, 2002. Pilgrim Baxter is entitled to receive a management fee of 0.85% under its investment advisory agreement with the REIT Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.75% of the first $100 million of the average daily net assets of the REIT Fund and 0.65% of the average daily net assets in excess of $100 million until September 25, 2002.

For the fiscal years and periods ended March 31, 1999, 2000 and 2001, each of the Funds listed below paid or waived the following advisory fees:

Fund	Fees Paid			Fees Waived
	1999	2000	2001	1999	2000	2001
PBHG Growth	$34,407,239	$32,748,339	43,148,656	$0	$0	$0
PBHG Emerging Growth	$8,746,681	$7,263,497	8,680,397	$0	$0	$0
PBHG New Opportunities	$15,5121	$1,418,924	1,512,665	$1,3401	$0	$0
PBHG Large Cap Growth	$1,056,270	$1,148,240	2,726,947	$0	$0	$0
PBHG Select Equity	$2,394,153	$4,326,181	12,416,624	$0	$0	$0
PBHG Core Growth	$972,422	$941,429	1,202,139	$0	$0	$0
PBHG Limited	$1,399,136	$1,142,585	1,205,168	$0	$0	$0
PBHG Large Cap 20	$3,317,545	$5,274,451	7,817,909	$0	$0	$0
PBHG Large Cap Value	$459,033	$245,217	880,294	$0	$0	$0
PBHG Mid-Cap Value	$551,502	$364,163	1,021,571	$0	$0	$0
PBHG Small Cap Value	$1,023,869	$702,546	1,874,651	$0	$57,833	$0
PBHG Focused Value	$2,7961	$48,688	380,314	$2,7961	$2,849	$0
PBHG Cash Reserves	$393,152	$582,869	1,766,137	$0	$0	$0
PBHG Technology & Communications	$3,440,370	$12,141,268	22,046,737	$0	$0	$0
PBHG Global Technology & Communications	*	*	1,006,5812	*	*	$0
PBHG Strategic Small Company	$730,370	$537,130	861,032	$27,500	$24,537	$0

* Not in operation during the period.

1 For the period February 12, 1999 (commencement of operations) through March 31, 1999.

2 For the period May 31, 2000 (commencement of operations) through March 31, 2001.

For the fiscal years ended April 30, 1999, 2000 and 2001, the predecessor to PBHG Clipper Focus Fund paid $53,694, $797,126 and $1,614,701, respectively, in advisory fees to its advisor (now sub-adviser) and its adviser waived $113,048, $54,587 and $19,109, respectively.

For the fiscal years ended October 31, 1999, 2000 and 2001, the predecessor to PBHG Special Equity Fund paid $80,890, $99,225 and $322,072, respectively, in advisory fees to its advisor (now sub-adviser) and its adviser waived $104,737, $147,386 and $109,903, respectively.

For the fiscal years and periods ended December 31, 1998, 1999 and 2000, the predecessor to PBHG REIT Fund paid $1,185,717, $858,702 and $712,373, respectively, to its advisor (now sub-adviser).

For the fiscal years and periods ended December 31, 1998, 1999 and 2000, the predecessor to PBHG Disciplined Equity Fund paid $0, $289,086 and $863,360, respectively, to its advisor (now sub-adviser) in advisory fees and waived $107,747, $70,227 and $0, respectively.

For the fiscal years and periods ended October 31, 1999, 2000 and 2001, the predecessor to PBHG IRA Capital Preservation Fund did not pay any fees to its advisor (now sub-adviser) in advisory fees and waived $410, $79,623 and $163,580, respectively.

THE SUB-ADVISERS

PILGRIM BAXTER VALUE INVESTORS, INC.

The Trust, on behalf of each of the PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund, and the Adviser have entered into sub-advisory agreements (each, a "Sub-Advisory Agreement") with Value Investors, a wholly owned subsidiary of the Adviser. Each Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Value Investors is an indirect wholly owned subsidiary of Old Mutual.

Each Sub-Advisory Agreement obligates Value Investors to: (i) manage the investment operations of the relevant Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of each Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. Each Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements for the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each Fund that is computed daily and paid monthly at annual rates of 0.50%, 0.50%, 0.50%, 0.40% and 0.50%, respectively.

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions; (ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the PBHG Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG Clipper Focus Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

Name and Title	Experience
James Gipson, President, Portfolio Manager
  Founded PFR in 1980
  Previous experience as a Consultant for McKinsey & Co.
  Also served as a Portfolio Manager at Source Capital and Batterymarch Financial
  Author of Winning The Investment Game: A Guide for All Seasons
  Served as an officer in the U.S. Navy
  BA and MA degrees in Economics with honors from the University of California, Los Angeles
  MBA degree with honors from Harvard Business School

Douglas Grey, Vice President, Portfolio Manager
  Joined PFR as an Analyst in 1986
  Served as a design analysis engineer for General Motors
  BE, cum laude, in Mechanical/Materials Engineering and Economics from Vanderbilt University
  MBA from University of Chicago

Peter Quinn, Vice President, Portfolio Manager	Joined PFR in 1987 as a Research Associate BS degree in Finance from Boston College MBA from the Peter F. Drucker School of Management at the Claremont Graduate School
Michael Sandler, Vice President, Portfolio Manager
  Joined PFR as an Analyst in 1984
  Served with International Harvester as a Manager of Asset Redeployment
  Also served with Enterprise Systems, Inc. as a Vice President of Business Development
  BA with distinction, MBA and JD degrees from the University of Iowa

Bruce Veaco, Vice President, Portfolio Manager
  Joined PFR in 1986 as an Analyst
  Served as a CPA in the Los Angeles office of Price Waterhouse where he was an Audit Manager
  BA with honors in Economics from the University of California, Los Angeles
  MBA degree from Harvard Business School

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the PBHG Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly a fee at an annual rate of 0.60% on the assets transferred over to the Portfolio as a result of the reorganization of the Analytic Enhanced Equity Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.30% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential; 3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times.

Listed below are the investment professionals of the sub-adviser that form the teams primarily responsible for the day-to-day management of the Disciplined Equity Fund and a brief biographical description of each member.

Manager		Experience
Harindra de Silva	Employment 4/98 to present 4/98 to present 10/96 to 4/98 5/95 to 10/96 10/97 to 4/98 1/99 to present 4/97 to 4/98 4/86 to 3/98 5/93 to 3/98

Analytic Investors, Inc., President

Analytic/TSA Investors, Inc., President

Analytic Investors, Inc., Managing Director

Analytic Investors, Inc., Director of Research

Analytic/TSA Investors, Inc., Managing Director

Analytic US Market Neutral, Ltd., Director

Analytic Optioned Equity Fund, President

Analysis Group (Economic Management Consultant), Principal

AG Risk Management (Investment Management Consultant), President

Analytic Series Fund, President

Education

Ph.D. in Finance from the University of California, Irvine

MBA in Finance and an MS in Economic Forecasting from the University of Rochester

BS in Mechanical Engineering from the University of Manchester Institute of Science and Technology

	Other	Chartered Financial Analyst Member of Association for Investment Management and Research Member of the American Finance Association Member of the International Association of Financial Analysts
Dennis M. Bein	Employment 8/95 to present 8/95 to present 1990 to 1998	Analytic Investors, Inc., Portfolio Manager Analytic/TSA Investors, Inc., Portfolio Manager Analysis Group, Inc. (Economic Management Consultant), Senior Associate
Education

MBA from the Anderson Graduate School of Management at the University of California, Riverside

Undergraduate studies in Business Administration from the Anderson Graduate School of Management at the University of California, Riverside

	Other	Chartered Financial Analyst Member of Association for Investment Management and Research Member of the Institute of Chartered Financial Analysts Member of the Los Angeles Society of Financial Analysts
Greg McMurran	Employment 1/98 to present 2/96 to 1/98 10/97 to present 10/76 to 2/96

Analytic Investors, Inc., Chief Investment Officer

Analytic Investors, Inc., Director and Portfolio Manager

Analytic/TSA Investors, Inc., Chief Investment Officer

Analytic Investment Management, Senior Vice President and Senior Portfolio Manager

	Education	MA in Economics at California State University, Fullerton BS in Economics from the University of California, Irvine
Scott Barker	Employment 8/95 to present 8/95 to present 1993 to 1998	Analytic Investors, Inc., Portfolio Manager Analytic/TSA Investors, Inc., Portfolio Manager Analysis Group, Inc. (Economic Management Consultant), Research Analyst
	Education	BA in Physics from Pomona College
	Other	Chartered Financial Analyst Member of Association for Investment Management and Research Member of the Los Angeles Society of Financial Analysts
Robert Murdock, Ph.D.	Employment 11/97 to present 11/97 to present 9/91 to 7/97 9/89 to 8/91

Analytic Investors, Inc., Portfolio Manager

Analytic/TSA Investors, Inc., Portfolio Manager

Anderson Graduate School of Management at the University of California, Los Angeles, Researcher.

Institute for Policy Reform, Manager

Education

Ph.D in Management, Anderson Graduate School of Management at the University of California, Los Angeles

MA in Economics from the University of Pennsylvania

MBA, Amos Tuck School of Business

BS in Economics and Math from University of Wyoming

Douglas Savarese	Employment 8/96 to present 8/96 to present 11/97 to 10/98	Analytic Investors, Inc., Portfolio Manager Analytic/TSA Investors, Inc., Portfolio Manager Analysis Group (Economic Management Consultant), Senior Associate
	Education	BA in Mathematics and BS in Business Studies from the Richard Stockton College
Steven Sapra	Employment 9/99 to present 9/99 to present 7/97 to 8/99	Analytic Investors, Inc., Portfolio Manager Analytic/TSA Investors, Inc., Portfolio Manager BARRA, Inc., Consultant
	Education	MA in Economics, University of Southern California BS in Economics, California State Polytechnic University, Ponoma

DWIGHT ASSET MANAGEMENT COMPANY

The Trust, on behalf of the PBHG IRA Capital Preservation Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Dwight. The Sub-Advisory Agreement provides certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Dwight to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly a fee at an annual rate of 0.50% on the assets transferred over to the Portfolio as a result of the reorganization of the IRA Cash Preservation Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.25% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.30% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG IRA Capital Preservation Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

Name and Title	Experience
John K. Dwight, President, Member of Investment Committee	Mr. Dwight has twenty-six years of stable value investment experience and is a founding member of the Stable Value Investment Association. He received his B. A. from the University of North Carolina.
Laura P. Dagan, Managing Director, Portfolio Management, Member of Investment Committee

Ms. Dagan has twenty-one years of fixed income investment experience, with fourteen years of stable value investment experience with the adviser. She is a Founding Director and Past President of the Vermont Security Analysts Society of the Association for Investment Management and Research (AIMR). She received her B.S. from Bucknell University. Ms. Dagan is a Chartered Financial Analyst.

David T. Kilborn, Senior Vice President, Fixed Income, Member of Investment Committee

Mr. Kilborn has eleven years of investment experience, with six years of stable value investment experience since joining the adviser in 1995. Prior to that time, he was a Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North Carolina. He received his B.S. from Trinity College. Mr. Kilborn is a Chartered Financial Analyst.

John M. Loud, Vice President, Portfolio Management

Mr. Loud has twenty-six years of investment banking experience and four years of stable value investment experience since joining the adviser in 1997. Prior to joining Dwight, Mr. Loud was self-employed as a consultant to various business enterprises. He received his B.A. from the University of North Carolina.

Andrew D. Beaumier, Assistant Vice President, Portfolio Management

Mr. Beaumier has seven years of accounting and public/private compliance experience and three years stable value investment experience since joining the adviser in 1998. Prior to that time, he was employed by Howard Bank (banking) and Gallagher & Flynn (accounting) in Burlington, Vermont. He received his B.S. from Lyndon State College.

NWQ INVESTMENT MANAGEMENT COMPANY, INC.

The Trust, on behalf of the PBHG Special Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with NWQ. The Sub-Advisory Agreement provides certain limitations on NWQ's liability, but also provides that NWQ shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates NWQ to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by NWQ at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, NWQ is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly a fee at an annual rate of 0.85% on the assets transferred over to the Portfolio as a result of the reorganization of the NWQ Special Equity Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.425% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.50% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

HEITMANREAL ESTATE SECURITIES LLC

The Trust, on behalf of the PBHG REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly at an annual rate of 0.75% on the first $100 million and 0.65% on assets over $100 million of the assets transferred over to the Portfolio as a result of the reorganization of the Heitman Real Estate Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.37% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

A team of investment professionals is primarily responsible for the day-to-day management of the Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years are provided below.

Timothy J. Pire, CFA, is president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Reagan A. Pratt is vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pratt served as vice president of investment research for Heitman Capital Management in Chicago from 1994 to 1997.

Larry S. Antonatos is vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

Jerry Ehlinger, CFA is a Senior Vice President and Portfolio Manager of Heitman's U.S. Public Securities Group. Mr. Ehlinger brings to the investment team six years of real estate and securities experience. His principal focus is on company analysis. Prior to joining Heitman, Mr. Ehlinger was employed with Morgan Stanley Dean Witter Investment Management, where he followed real estate securities for the Real Estate Equity Fund. He also worked on the sell side at Morgan Stanley Dean Witter following the real estate and specialty chemical industries. As a sell side analyst, Mr. Ehlinger gained first hand experience with the securitization of real estate, working on numerous secondary and initial public offerings along with mergers and corporate reorganizations.

THE DISTRIBUTOR

PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated January 28, 2001, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Service Plan or any related agreement.

No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 1999, 2000 and 2001. The Growth, Large Cap Growth, Large Cap 20, Large Cap Value, Small Cap Value and Technology & Communications Funds offer Advisor Class shares. For the fiscal year ended March 31, 2001, the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of each of those Funds.

Growth Fund	$283,516
Large Cap Growth Fund	$0
Large Cap 20 Fund	$0
Large Cap Value Fund	$0
Small Cap Value Fund	$0
Technology & Communications Fund	$0

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

Prior to July 16, 2001, the Sub-Administrator assisted the Administrator in connection with the administration of the business and affairs of the predecessor of the Trust pursuant to a Sub-Administration Services Agreement dated July 1, 1996, as amended January 1, 2001 ("Former Agreement"). The Sub-Administrator's duties under the Former Agreement were substantially similar to its duties under the current Sub-Administration Agreement. Effective January 1, 2001 the Administrator paid the Sub-Administrator fees under the Former Agreement at the annual rate noted in the previous paragraph. Prior to January 1, 2001, the Administrator paid the Sub-Administrator fees at the annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

For the fiscal years and periods ended March 31, 1999, 2000 and 2001 each of the Funds listed below paid the following administration fees:

Fund	Fees Paid			Fees Waived
	1999	2000	2001	1999	2000	2001
PBHG Growth	$6,054,219	$5,779,119	$7,614,469	$0	$0	$0
PBHG Emerging Growth	$1,543,532	$1,281,794	$1,531,835	$0	$0	$0
PBHG New Opportunities	$2,3271	$212,839	$226,699	$0	$0	$0
PBHG Large Cap Growth	$211,254	$229,648	$545,389	$0	$0	$0
PBHG Select Equity	$422,498	$763,444	$2,191,169	$0	$0	$0
PBHG Core Growth	$171,604	$166,135	$212,142	$0	$0	$0
PBHG Limited	$209,870	$171,388	$180,775	$0	$0	$0
PBHG Large Cap 20	$585,449	$930,786	$1,379,631	$0	$0	$0
PBHG Large Cap Value	$103,870	$56,588	$203,145	$0	$0	$0
PBHG Mid-Cap Value	$97,324	$64,264	$180,277	$0	$0	$0
PBHG Small Cap Value	$153,580	$105,382	$272,523	$0	$0	$0
PBHG Focused Value	$4931	$8,592	$67,114	$0	$0	$0
PBHG Cash Reserves	$196,574	$292,681	$881,822	$0	$0	$0
PBHG Technology & Communications	$607,124	$2,142,577	$3,890,601	$0	$0	$0
PBHG Global Technology & Communications	*	*	$100,6582	*	*	$0
PBHG Strategic Small Company	$109,556	$80,569	$124,491	$0	$0	$0

* Not in operation during the period.

(1) For the period February 12, 1999 (commencement of operations) through March 31, 1999.

(2) For the period from May 31, 2000 (commencement of operations) through March 31, 2001.

For the fiscal years ended April 30, 1999, 2000 and 2001, the predecessor to PBHG Clipper Focus Fund paid $30,487, $168,745 and $234,295, respectively, in administration fees.

For the fiscal years ended October 31, 1999, 2000 and 2001, the predecessor to PBHG Special Equity Fund paid $74,459, $130,854 and $90,911, respectively, in administration fees. For the fiscal years ended December 31, 1998, 1999 and 2000, the predecessor to PBHG REIT Fund paid $260,996, $360,836 and $329,374, respectively, in administration fees. For the fiscal years ended December 31, 1998, 1999 and 2000, the predecessor to PBHG Disciplined Equity Fund paid $48,987, $93,565 and $159,689, respectively, in administration fees. For the fiscal years ended October 31, 1999, 2000 and 2001, the predecessor to IRA Capital Preservation Fund paid $8,346, $92,035 and $93,067, respectively, in administration fees. These fees were paid to the predecessor fund's Administrator and Sub-Administrator. Prior to April 1, 2001, UAM Fund Services served as Administrator to the Funds and SEI Investments Mutual Fund Services served as Sub-Administrator to the Funds. Beginning April 1, 2001, SEI Investments Mutual Fund Services became Administrator to the Funds. Going forward such fees will be paid to the Trust's Administrator and Sub-Administrator.

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. PBHG Shareholder Services, Inc. ("PBHG SSI"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between PBHG SSI and the Administrator. The principal place of business of PBHG SSI is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub- transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Trust's Transfer Agent for providing these services to shareholders investing directly in the Trust.

CUSTODIANS

First Union National Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust and each Fund other than the Global Technology & Communications Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 serves as the custodian for the Global Technology & Communications Fund (together, the "Custodians"). The Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution or other services that are of benefit to the Funds. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price. In the case of securities traded in the over-the-counter market, the Adviser or Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2001, 2000 and 1999, each of the Funds listed below paid brokerage fees as follows:

Fund	Total Amount of Brokerage Commissions Paid
	1998	1999	2000	2001
PBHG Growth	NA	$4,483,812	$1,637,800	$2,264,121
PBHG Emerging Growth	NA	$1,199,910	$528,249	$331,748
PBHG New Opportunities	NA	$3,8591	$259,969	$84,220
PBHG Large Cap Growth	NA	$153,260	$289,133	$842,087
PBHG Select Equity	NA	$189,316	$433,169	$1,380,422
PBHG Core Growth	NA	$219,995	$303,739	$173,883
PBHG Limited	NA	$123,471	$34,782	$43,800
PBHG Large Cap 20	NA	$452,760	$777,791	$1,255,405
PBHG Large Cap Value	NA	$795,638	$858,386	$4,277,442
PBHG Mid-Cap Value	NA	$1,099,445	$861,814	$927,327
PBHG Small Cap Value	NA	$769,954	$730,543	$1,104,827
PBHG Focused Value	NA	$14,3301	$131,357	$428,627
PBHG Cash Reserves	NA	$0	$0	$0
PBHG Technology & Communications	NA	$1,115,574	$2,444,485	$4,107,148
PBHG Global Technology & Communications Fund	NA	*	*	$183,608
PBHG Strategic Small Company	NA	$279,693	$237,611	$274,874

Fund	Percent of Total Amount of Brokerage Commissions Paid to SEI Investment Distribution CO.			Percent of Aggregate Amount of Transactions Involving Payment of Commissions to SEI Investment Distribution CO.
	1999+	2000+	2001+	2001
PBHG Growth	3%	7%	13%	84%
PBHG Emerging Growth	4%	7%	17%	83%
PBHG New Opportunities	0%1	1%	8%	40%
PBHG Large Cap Growth	3%	1%	3%	74%
PBHG Select Equity	6%	5%	7%	75%
PBHG Core Growth	1%	1%	4%	69%
PBHG Limited	6%	17%	19%	58%
PBHG Large Cap 20	4%	3%	4%	75%
PBHG Large Cap Value	0%	0%	0%	77%
PBHG Mid-Cap Value	0%	0%	1%	70%
PBHG Small Cap Value	0%	0%	1%	64%
PBHG Focused Value	0%1	0%	0%	66%
PBHG Cash Reserves	0%	0%	0%	0%
PBHG Technology & Communications	1%	1%	2%	62%
PBHG Global Technology & Communications	*	*	1% 2	47% 2
PBHG Strategic Small Company	0%	0%	1%	59%

* Not in operation during the period.

+ These commissions were paid to SEI Investment Distribution CO. in connection with repurchase agreement transactions.

1 For the period February 12, 1999 (commencement of operations) through March 31, 1999.

2 For the period from May 31, 2001 (commencement of operations) through March 31, 2001.

For the fiscal years ended April 30, 1999, 2000 and 2001, the predecessor to PBHG Clipper Focus Fund paid $77,072, $153,804 and $707,390, respectively, in brokerage fees. For the fiscal years ended October 31, 1999, 2000 and 2001, the predecessor to PBHG Special Equity Fund paid $21,636, $63,970 and $86,900, respectively, in brokerage fees. For the fiscal years ended December 31, 1998, 1999 and 2000, the predecessor to PBHG REIT Fund paid $355,571, $229,996 and $316,954, respectively, in brokerage fees. For the fiscal years ended October 31, 1999, 2000 and 2001, the predecessor to PBHG IRA Capital Preservation Fund did not pay brokerage fees for 1999, 2000 and 2001. For the fiscal years ended December 31, 1998, 1999 and 2000, the predecessor to PBHG Disciplined Equity Fund paid $64,668, $193,218 and $475,502, respectively, in brokerage fees.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of the PBHG Class of the Trust will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Advisor Class of the Trust and vice versa. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders. Shares of the PBHG Limited Fund are currently offered only to existing shareholders of the PBHG Class shares of the Fund. Shares of the PBHG New Opportunities Fund are currently offered only to the following: (a) subsequent investments by persons who were shareholders on or before November 12, 1999 (Closing Day); (b) new and subsequent investments made by discretionary advised clients of the Adviser and its affiliates and by employees of the Adviser and its affiliates; and (c) new and subsequent investments by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the Code) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. The PBHG Limited Fund and the PBHG New Opportunities Fund may recommence offering their shares to new investors in the future, provided that the Board of Trustees determines that doing so would be in the best interest of the Fund and its shareholders.

PBHG IRA Capital Preservation Fund is only available to purchasers in certain retirement plans. See the Prospectus for more details.

MINIMUM INVESTMENT

The minimum initial investment in each Fund (other than the New Opportunities Fund, Limited Fund and Strategic Small Company Fund) is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. The minimum initial investment in the New Opportunities Fund is $10,000 and in the Limited Fund and the Strategic Small Company Fund is $5,000 for regular accounts and $2,000 for traditional or Roth IRAs. The New Opportunities and Limited Funds are currently closed to new shareholders. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG FUNDS, P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or a Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of each Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserve Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserve Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserve Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

The PBHG IRA Capital Preservation Fund charges a 2.00 % redemption fee for redemption of shares held less than twelve months. See the Prospectus for more details.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the other Funds of the Trust currently available to the public. However, if you own shares of any Fund other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Fund to the Cash Reserves Fund. Exchanges are made at net asset value. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) EDUCATION IRAS. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is equal to its NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. The net asset value per share of each Fund, other than the Cash Reserves Fund, is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses ((ii) and (iii) collectively, the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding; however, The Economic Growth and Tax Relief Reconciliation Act of 2001 reduces the backup withholding rate to 30.5% for distributions made after August 6, 2001 and further provides for a phased reduction to 28% for years 2006 and thereafter.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided (however, this rate is reduced to 30.5% after August 6, 2001 and further reduced in phases to 28% for years 2006 and thereafter under The Economic Growth and Tax Relief Reconciliation Act of 2001).

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 1, 2001. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

Each Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of each Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

COMPUTATION OF YIELD

From time to time the PBHG Cash Reserves Fund may advertise their "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Cash Reserves Fund refer to the income generated by an investment in the PBHG Cash Reserves Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the PBHG Cash Reserves Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the PBHG Cash Reserves Fund are determined by computing the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Cash Reserves Fund fluctuate, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the PBHG Cash Reserves Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the PBHG Cash Reserves Fund invest in, changes in interest rates on money market instruments, changes in the expenses of the PBHG Cash Reserves Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Cash Reserves Fund with other money market and stable asset value funds; however, yields of other money market and stable asset value funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 7-day period ended September 30, 2001, the yield for the PBHG Cash Reserves Fund was 2.36% and the 7-day effective yield was 2.38%.

CALCULATION OF TOTAL RETURN

From time to time, each of the Funds may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

The PBHG Global Technology & Communications Fund did not commence operations until May 31, 2000. Based on the foregoing, average annual total returns for each of the Funds are shown below. Aggregate total returns for the Funds since inception are also shown below.

Fund	Average Annual Total Return as of September 30, 2001				Aggregate Total Return as of September 30, 2001
	One Year	Five Year	Ten Year	Since Inception	Since Inception
PBHG Growth1 (Advisor)	-61.89%	-5.57%	11.54%	13.00%	587.86%
PBHG Growth1 (PBHG)	-61.82%	-5.35%	11.67%	13.08%	595.88%
PBHG Emerging Growth2	-65.35%	-11.28%	*	6.22%	64.90%
PBHG New Opportunities12	-56.89%	*	*	45.26%	167.03%
PBHG Large Cap Growth (Advisor)3	-49.66%	11.16%	*	17.61%	186.34%
PBHG Large Cap Growth (PBHG)3	-49.61%	11.18%	*	17.63%	186.64%
PBHG Select Equity4	-71.07%	3.67%	*	15.74%	158.15%
PBHG Core Crowth5	-66.61%	-5.70%	*	1.00%	5.89%
PBHG Limited6	-51.26%	6.60%	*	8.23%	51.55%
PBHG Large Cap 20 (Advisor)7	-61.51%	*	*	15.39%	99.81%
PBHG Large Cap 20 (PBHG)7	-61.46%	*	*	15.42%	100.08%
PBHG Large Cap Value (Advisor)8	-3.09%	*	*	16.73%	108.51%
PBHG Large Cap Value(PBHG)8	-2.86%	*	*	16.79%	109.02%
PBHG Mid-Cap Value11	-8.01%	*	*	23.03%	149.77%
PBHG Small Cap Value (Advisor)11	-17.34%	*	*	16.07%	93.11%
PBHG Small Cap Value (PBHG)11	-17.19%	*	*	16.12%	93.46%
PBHG Focused Value12	-9.26%	*	*	22.20%	69.46%
PBHG Technology & Communications (Advisor)9	-82.89%	-1.08%	*	7.87%	57.61%
PBHG Technology & Communications (PBHG)9	-82.86%	-1.05%	*	7.90%	57.87%
PBHG Strategic Small Company10	-39.67%	*	*	9.95%	56.91%
PBHG Global Technology & Communications13	-73.12%	*	*	-59.06%	-69.60%

	Average Annual Total Return as of October 31, 2001				Aggregate Total Return as of October 31, 2001
	One Year	Five Year	Ten Year	Since Inception	Since Inception
PBHG Clipper Focus14	13.67%	*	*	17.91%	67.76%

	Average Annual Total Return as of October 31, 2001				Aggregate Total Return as of October 31, 2001
	One Year	Five Year	Ten Year	Since Inception	Since Inception
PBHG Special Equity15	1.23%	*	*	8.30%	37.46%

	Average Annual Total Return as of June 30, 2001				Aggregate Total Return as of June 30, 2001
	One Year	Five Year	Ten Year	Since Inception	Since Inception
PBHG REIT (ADVISOR)16	18.59%	11.02%	*	12.51%	105.91%
PBHG REIT (PBHG)16	19.18%	11.40%	11.73%	9.01%	189.07%

	Average Annual Total Return as of June 30, 2001				Aggregate Total Return as of June 30, 2001
	One Year	Five Year	Ten Year	Since Inception	Since Inception
PBHG Disciplined Equity17	-6.22%	12.81%	*	14.47%	215.45%

	Average Annual Total Return as of October 31, 2001				Aggregate Total Return as of October 31, 2001
	One Year	Five Year	Ten Year	Since Inception	Since Inception
PBHG IRA Capital Preservation 18	6.34%	*	*	6.59%	14.84%

* The Fund was not in operation for the full period.

1 The PBHG Growth Fund commenced operations on December 19, 1985. The Advisor Class shares of this Fund commenced operations on August 19, 1996. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class from its inception date to September 30, 2001 was -3.49% and the aggregate return was -16.65%.

2 The PBHG Emerging Growth Fund commenced operations with its predecessor on June 15, 1993.

3 The PBHG Large Cap Growth Fund commenced operations on April 5, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The aggregate total return of the Advisor Class from its inception date to September 30, 2001 was -34.84%.

4 The PBHG Select Equity Fund commenced operations on April 5, 1995.

5 The PBHG Core Growth Fund commenced operations on January 2, 1996.

6 The PBHG Limited Fund commenced operations on July 1, 1996.

7 The PBHG Large Cap 20 Fund commenced operations on December 1, 1996. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The aggregate total return of the Advisor Class from its inception date to September 30, 2001 was -42.46%.

8 The PBHG Large Cap Value Fund commenced operations on January 1, 1997. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The aggregate total return of the Advisor Class from its inception date to September 30, 2001 was -10.52%.

9 The PBHG Technology & Communications Fund commenced operations on October 2, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The aggregate total return of the Advisor Class from its inception date to September 30, 2001 was -65.10%.

10 The PBHG Strategic Small Company Fund commenced operations on January 1, 1997.

11 The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on May 1, 1997. The Advisor Class shares of the Small Cap Value Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class of PBHG Small Cap Value Fund prior to its inception is based on the performance and expenses of the PBHG Class Shares. The aggregate total return of the Advisor Class from its inception date to September 30, 2001 was -16.68%.

12 The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 19, 1999.

13 The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

14 Data includes performance of the PBHG Clipper Focus Fund's predecessor, which commenced operations on September 10, 1998.

15 Data includes performance of the PBHG Special Equity Fund's predecessor, the NWQ Special Equity Portfolio Institutional Class, which commenced operations on November 4, 1997.

16 Data includes performance of the Fund's predecessor classes, whose inception date was March 13, 1989 for the PBHG Class and May 15, 1995 for the Advisor Class. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the table have been adjusted it to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Class' returns going forward will reflect the 0.25% 12b-1 fee.

17 Data includes performance of the PBHG Disciplined Equity Fund's predecessor, the Analytic Enhanced Equity Fund, which commenced operations on July 1, 1993.

18 Data includes performance of the PBHG IRA Capital Preservation Fund's predecessor, the IRA Capital Preservation Portfolio, which commenced operations on August 31, 1999.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent accountants for the Trust. PwC provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund, other than PBHG Clipper Focus Fund, PBHG Disciplined Equity Fund, PBHG IRA Capital Preservation Fund, PBHG Special Equity Fund and PBHG REIT Fund, for the fiscal year ended March 31, 2001 and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2001. The Annual Report, except for pages one through six thereof, is incorporated herein by reference and made a part of this Statement of Additional Information.

The audited financial statements for PBHG Clipper Focus Fund for the fiscal year ended April 30, 2001 and the report of the independent accountants for that year are incorporated herein by reference from the Annual Report of Clipper Focus Portfolio of UAM Funds Trust as filed with the SEC on June 27, 2001 (SEC File No. 811-8544). No other portion of the annual report is so incorporated. Effective with the close of business on December 14, 2001, PBHG Clipper Focus Fund acquired the assets of its predecessor Fund, Clipper Focus Portfolio, in a tax-free exchange by issuing new shares. The Fund did not have any assets prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of its predecessor fund.

The audited financial statements for PBHG Disciplined Equity Fund for the fiscal year ended December 30, 2000 and the report of the independent accountants for that year are incorporated herein by reference from the Annual Report of Analytic Enhanced Equity Fund of UAM Funds. Inc. II as filed with the SEC on March 7, 2001 (SEC File No. 811-08605). No other portion of the annual report is so incorporated. Effective with the close of business on January 11, 2002, PBHG Disciplined Equity Fund acquired the assets of its predecessor Fund, Analytic Enhanced Equity Fund, in a tax-free exchange by issuing new shares. The Fund did not have any assets prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of its predecessor fund.

The audited financial statements for PBHG IRA Capital Preservation Fund for the fiscal year ended October 31, 2001 and the report of the independent accountants for that year are incorporated herein by reference from the annual report of the IRA Capital Preservation Portfolio of UAM Funds Trust as filed with the SEC on January 2, 2002 (SEC File No. 811-08544). No other portion of the annual report is so incorporated. Effective with the close of business on January 11, 2002, PBHG Capital Preservation Fund acquired the assets of its predecessor Fund, IRA Capital Preservation Portfolio, in a tax-free exchange by issuing new shares. The Fund did not have any assets prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of its predecessor fund.

The audited financial statements for PBHG Special Equity Fund for the fiscal year ended October 31, 2001 and the report of the independent accountants for that year are incorporated herein by reference from the annual report of the NWQ Special Equity Portfolio of UAM Funds, Inc. as filed with the SEC on December 14, 2001 (SEC File No. 811-5683). No other portion of the annual report is so incorporated. Effective with the close of business on December 14, 2001, PBHG Special Equity Fund acquired the assets of its predecessor Fund, NWQ Special Equity Portfolio, in a tax-free exchange by issuing new shares. The Fund did not have any assets prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of its predecessor fund.

The audited financial statements for PBHG REIT Fund for the fiscal year ended December 31, 2000 and the report of the independent accountants for that year are incorporated herein by reference from the annual report of the Heitman Real Estate Portfolio of UAM Funds Trust as filed with the Securities and Exchange Commission on March 7, 2001 (SEC File No. 811-8544). No other portion of the annual report is so incorporated. Effective with the close of business on December 14, 2001, PBHG REIT Fund acquired the assets of its predecessor Fund, Heitman Real Estate Portfolio, in a tax-free exchange by issuing new shares. The Fund did not have any assets prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of its predecessor fund.

These financial statements noted above for each Fund have been audited by PwC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PwC, independent accountants, given on the authority of that firm as experts in auditing and accounting.

The unaudited financial statements for each Fund, other than PBHG Clipper Focus Fund, PBHG Disciplined Equity Fund, PBHG IRA Capital Preservation Fund, PBHG Special Equity Fund and PBHG REIT Fund, for the period ended September 30, 2001 are included in the Fund's Semi-Annual Report to shareholders dated September 30, 2001. The Semi-Annual Report is incorporated herein by reference and made part of this Statement of Additional Information.

The unaudited financial statements for PBHG Clipper Focus Fund for the period ended October 31, 2001 are incorporated herein by reference from the Semi-Annual Report of the Fund's predecessor, Clipper Focus Portfolio of UAM Funds Trust, as filed with the SEC on January 3, 2002 (SEC File No. 811-8544). No other portion of the Semi-Annual Report is so incorporated.

The unaudited financial statements for Disciplined Equity Fund for the period ended June 30, 2001 are incorporated herein by reference from the Semi-Annual Report of the Fund's predecessor, Analytic Enhanced Equity Fund of UAM Funds, Inc. II, as filed with the SEC on August 28, 2001 (SEC File No. 811-08605). No other portion of the Semi-Annual Report is so incorporated

The unaudited financial statements for PBHG REIT Fund for the period ended June 30, 2001 are incorporated herein by reference from the Semi-Annual Report of the Fund's predecessor, Heitman Real Estate Portfolio of UAM Funds Trust, as filed with the SEC on August 28, 2001 (SEC File No. 811-8544). No other portion of the Semi-Annual Report is so incorporated.

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CREDIT RATINGS

Moody's Investors Service, Inc.

Preferred Stock Ratings
aaa

An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
plus (+) or minus (-)

Moody's applies numerical modifiers 1, 2, and 3 in each rating classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally
Aaa

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con. (...)

(This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1

Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.
C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

International Long-Term Credit Ratings

Investment Grade
AAA

Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
BB

Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings
F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

Notes

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.